UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2023

RYVYL Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Camino Del Rio North, Suite 1400 San Diego, CA	92108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 631-8261

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	RVYL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As described in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 28, 2023 (the “November 28th Form 8-K”), on November 27, 2023, RYVYL Inc., a Nevada corporation (the “Company”), entered into an Exchange Agreement (the “Exchange Agreement”) with an institutional investor (the “Investor”), which previously provided $100 million in convertible note financing to the Company, evidenced by an 8% Convertible Note Due 2023, issued to the Investor on November 8, 2021 (the “Note”).

On November 29, 2023, pursuant to the terms of the Exchange Agreement, the Company closed the exchange transaction described in the November 28th Form 8-K pursuant to which the Company issued to the Investor 55,000 shares of the Company’s Series B Convertible Preferred Stock, $0.01 par value, and paid the Investor a cash payment in the amount of $3,000,000, in exchange for 6,000 shares of the Company’s Series A Convertible Preferred Stock previously issued to the Investor and the reduction of the principal amount of Note in the aggregate amount of $60,303,000.

The Exchange was made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

For more information on the provisions of the Exchange Agreement, please see the November 28th Form 8-K and the exhibits filed therewith.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the closing of the transactions under the Exchange Agreement, on November 28, 2023, the Company filed with the Secretary of State of the State of Nevada a Certificate of Designations of Rights and Preferences of Series B Convertible Preferred Stock, a copy of which is filed herewith as Exhibit 10.1 (the “Certificate of Designations”).

For more information on the provisions of the Certificate of Designations, please see the November 28th Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document
10.1*	Certificate of Designations of Rights and Preferences of Series B Convertible Preferred Stock of RYVYL Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYVYL Inc.

Date: December 4, 2023	By:	/s/ Fredi Nisan
Fredi Nisan
Chief Executive Officer